UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) December 28, 2001

                               UnionBancorp, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                  0-28846              36-3145350
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State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)      Identification No.)

                    122 West Madison Street, Ottawa, IL 61350
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               (Address of principal executive offices) (Zip Code)

                                 (815) 433-7030
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             Registrant's telephone number, including area code N.A.

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             (Former name and address, if changed since last report)

Item 5.  Other Events

On Thursday, December 28, 2001, the Company issued a press release announcing that it will provide an additional provision for loan loss during the fourth quarter, 2001. The text of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

      (a)   Financial Statements of Business Acquired.
            -----------------------------------------

            None.

      (b)   Pro Forma Financial Information.
            -------------------------------

            None.

      (c)   Exhibits.
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            99.1  Press Release dated December 28, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      UNIONBANCORP, INC.



Dated: December 28, 2001              /s/ Charles J. Grako
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                                      Charles J. Grako
                                      President and Chief Executive Officer


Dated: December 28, 2001              /s/ Kurt R. Stevenson
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                                      Kurt R. Stevenson
                                      Vice President and Chief Financial Officer



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